UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2004


                                  ANACOMP, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


INDIANA                                1-08328                     35-112430
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
 of Incorporation)                   File Number)            Identification No.)


              15378 AVENUE OF SCIENCE, SAN DIEGO, California   92128
 ------------------------------------------------------------ -----------------
               (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (858) 716-3400


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     (a) On November 17, 2004, Anacomp, Inc. (the "Company") announced that the Company has been awarded a multi-million dollar purchase order from Electronic Data Systems Corporation ("EDS") to support the U.S. Department of Homeland Security, Bureau of Citizenship and Immigration Services ("USCIS"). Pursuant to the purchase order, the Company will earn approximately $7.6 million in revenue in the current fiscal year in return for providing source document scanning and indexing, imaging management and support services to EDS as part of a project geared towards helping the USCIS to efficiently track and share with other governmental agencies information on foreign visitors to the United States.

     The  Company  and EDS have  previously  entered  into a Master  Procurement
Agreement, dated as of August 1, 1996, as amended (the "Master Procurement Agreement"), pursuant to which EDS issues purchase orders to the Company for the Company's various services. The Company and EDS are currently finalizing the terms and conditions of an Amendment to the Master Procurement Agreement (the "Amendment") to incorporate certain necessary government-related provisions to allow the Company to provide requested government-related services. The Company expects the Amendment to serve as a definitive multi-year subcontract agreement between the Company and EDS that will incorporate the terms of the above-referenced purchase order and represent an opportunity for the Company to generate additional revenues in future fiscal years. Upon execution by the parties of the Amendment, the Company will promptly file such agreement under the cover of a Current Report on Form 8-K and will describe the material terms of that agreement therein.

     The above descriptions of the Master Procurement Agreement, as amended, and the press release are qualified in their entirety by reference to Exhibit 10.17 and Exhibit 99.1 hereto, which are attached herewith and incorporated herein by reference.



Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.            Description
             10.17                  Master Procurement  Agreement,  dated as of
                                    August 1, 1996, by and between Anacomp, Inc.
                                    and Electronic Data Systems Corporation.

             99.1                   Press Release issued by Anacomp, Inc. on
                                    November 17, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2004
                                    ANACOMP, INC.

                                    By:   /s/Paul J. Najar
                                          ________________________
                                    Name: Paul J. Najar
                                    Its:  Executive Vice President,
                                          General Counsel and Secretary

                                  Exhibit Index

       Exhibit No.            Description

       10.17 Master Procurement Agreement, dated as of August 1, 1996, by and between Anacomp, Inc. and Electronic Data Systems Corporation.

       99.1                   Press Release issued by Anacomp, Inc. on
                              November 17, 2004.